Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Atara Biotherapeutics, Inc. (the “Company”) on Form 10-K for the year ended December 30, 2014, as filed with the Securities and Exchange Commission (the “Report”), Isaac Ciechanover, Chief Executive Officer of the Company, and John McGrath, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2015

/s/ Isaac Ciechanover
Isaac Ciechanover
Chief Executive Officer (Principal Executive Officer)

/s/ John McGrath
John McGrath
Chief Financial Officer (Principal Financial and Accounting Officer)